UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2003

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

SIGNATURES
PUBLIC RELEASE OF 2003 THIRD QUARTER FINANCIALS

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Insteel Industries, Inc. (the “Company”) pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the third fiscal quarter and nine months ended June 28, 2003.

     On July 25, 2003, the Company issued a press release regarding its financial results for the third fiscal quarter and nine months ended June 28, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant

Date: July 25, 2003	By:	/s/ H.O. Woltz III H.O. Woltz III President and Chief Executive Officer

Date: July 25, 2003	By:	/s/ Michael C. Gazmarian Michael C. Gazmarian Chief Financial Officer and Treasurer